UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2020

AERPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9987 Carver Road Cincinnati, OH	45242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 985-1920

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ARPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01.	Regulation FD Disclosure.

Aerpio Pharmaceuticals, Inc. (the “Company”, “we” or “us”) is furnishing a corporate presentation, attached as Exhibit 99.2 to this Current Report on Form 8-K, which we intend to use from time to time in meetings with investors and others beginning on May 28, 2020. The corporate presentation will also be available in the investor relations section of the Company’s website at http://aerpio.com.

The information in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On May 27, 2020, we issued a press release announcing the selection of razuprotafib in the I-SPY COVID-19 study, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Quantum Leap Healthcare Collaborative (“Quantum Leap”) is the sponsor of I-SPY COVID-19 TRIAL. We have agreed to participate in the study by providing our product candidate razuprotafib for evaluation in the study. The study is a Phase 2 randomized, controlled, multicenter study with an adaptive design, and is intended to assess the therapeutic potential of study agents, including razuprotafib, for the treatment of acute respiratory distress syndrome (“ARDS”) in adult patients with moderate to severe COVID-19. We will supply quantities of razuprotafib for use in the study, as well as provide financial support totaling approximately $1.5 million.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Aerpio Pharmaceuticals, Inc., on May 27, 2020.

99.2	Aerpio Pharmaceuticals, Inc., corporate presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERPIO PHARMACEUTICALS, INC.

Date: May 28, 2020	By:	/s/ Joseph Gardner, Ph.D.
Joseph Gardner
President and Founder